Exhibit 99.1

UNAUDITED as of 6/30/2005

Bimini Mortgage Management, Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Have Been Internally Generated.

Valuation

Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$712,686,864	18.39%	17.60%
Fixed Rate CMO	$97,101,378	2.51%	2.40%
Fixed Rate Agency Debt	$99,375,000	2.56%	2.45%
CMO Floaters (Monthly Resetting)	$68,098,395	1.76%	1.68%
Adjustable Rate Mortgage Backed Securities (1)	$2,106,746,376	54.35%	52.03%
Hybrid Adjustable Rate Mortgage Backed Securities	$732,347,350	18.89%	18.08%
Balloon Maturity Mortgage Backed Securities	$59,850,633	1.54%	1.48%
Total: Mortgage Assets (2)	$3,876,205,996	100.00%

Cash as of 6/30/2005	$152,770,370		3.77%
P&I Receivables (Net of P&I Waiver Advance)	$17,769,280		0.44%
Cash out on Margin (Encumbered Cash)	$2,735,000		0.07%
Total: All Assets	$4,049,480,646		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) This includes Forward Settling Purchases.

Note: The Value of Securities in the Box is $1.73 million

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	29.64%	31.53%
Fixed Rate CMO	33.79%	30.78%
Fixed Rate Agency Debt	n/a	n/a
CMO Floaters	16.65%	18.19%
Adjustable Rate Mortgage Backed Securities	29.14%	31.44%
Hybrid Adjustable Rate Mortgage Backed Securities	28.60%	29.37%
Balloon Maturity Mortgage Backed Securities	24.12%	23.79%
Total: Mortgage Assets	28.41%	30.63%

On June 7, 2005 Prepayment Speeds were released for paydowns occurring in May 2005 (March - May for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration

Weighted Average Purchase Price	$102.95
Weighted Average Current Price	$102.42
Modeled Effective Duration (as of 06/30/05)	0.574

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.94%	n/a	n/a	n/a	1-Jun-35	284
Fixed Rate CMO	5.48%	n/a	n/a	n/a	25-Jul-34	330
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	56
CMO Floaters (Monthly Resetting)	3.70%	7.78%	n/a	0.70	25-May-34	327
Adjustable Rate Mortgage Backed Securities (3)	4.13%	10.64%	1.78%	4.35	1-Dec-42	338
Hybrid Adjustable Rate Mortgage Backed Securities	4.37%	9.99%	1.57%	23.33	1-Feb-35	343
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	54
Total: Mortgage Assets	4.71%	10.41%	1.71%	9.05	1-Dec-42	317

(3) 39.8% ($837.6 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,470,045,192	63.72%
Freddie Mac	$732,959,915	18.91%
Ginnie Mae	$673,200,888	17.37%
Total Portfolio	$3,876,205,996	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$2,182,412,747	56.30%
Non Whole Pool	$1,693,793,248	43.70%

Total Portfolio	$3,876,205,996	100.00%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages
One Month Libor	$61,203,553	2.91%	1.58%
Moving Treasury Average	$80,148,469	3.80%	2.07%
Cost Of Funds Index	$470,773,744	22.35%	12.15%
Six Month LIBOR	$316,031,469	15.00%	8.15%
Six Month CD Rate	$3,868,121	0.18%	0.10%
One Year LIBOR	$234,888,924	11.15%	6.06%
Conventional One Year CMT	$552,031,226	26.20%	14.24%
FHA and VA One Year CMT	$380,003,858	18.04%	9.80%
Other	$7,797,012	0.37%	0.20%
Total ARMs	$2,106,746,376	100.00%	54.35%

CMO Floaters (Monthly Resetting)
Short Stable	$31,657,088	46.49%	0.82%
Pass-Through	$36,441,307	53.51%	0.94%
Locked Out	$0	0.00%	0.00%
Total CMOs	$68,098,395	100.00%	1.76%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$184,407,552	25.18%	4.76%
19 - 24 Months to First Reset	$208,133,110	28.42%	5.37%
25 - 36 Months to First Reset	$23,996,961	3.28%	0.62%
37 - 38 Months to First Reset	$12,153,289	1.66%	0.31%
Total	$428,690,911	58.54%	11.06%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$1,571,917	0.21%	0.04%
19 - 24 Months to First Reset	$25,645,734	3.50%	0.66%
25 - 36 Months to First Reset	$22,227,820	3.04%	0.57%
37 - 50 Months to First Reset	$17,751,607	2.42%	0.46%
Total	$67,197,079	9.18%	1.73%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 36 Months to First Reset	$236,459,360	32.29%	6.10%
Total	$236,459,360	32.29%	6.10%
Total Hybrid ARMs	$732,347,350	100.00%	18.89%

Balloons
< = 4.5 Years to Balloon Date	$11,684,711	19.52%	0.30%
4.6 - 5.5 Years to Balloon Date	$32,610,132	54.49%	0.84%
5.6 - 6.0 Years to Balloon Date	$15,555,789	25.99%	0.40%
Total Balloons	$59,850,633	100.00%	1.54%

Fixed Rate Agency Debt
5yr Stated Final Maturity	$99,375,000	100.00%	2.56%
Total Fixed Rate Agency Debt	$99,375,000	100.00%	2.56%

Fixed Rate Assets
Fixed Rate CMO	$97,101,378	11.99%	2.51%
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$2,492,576	0.31%	0.06%
15year $85,000 Maximum Loan Size	$85,964,954	10.62%	2.22%
15year $110,000 Maximum Loan Size	$5,561,708	0.69%	0.14%
15yr 100% Investor Property	$913,757	0.11%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$1,755,143	0.22%	0.05%
15yr 100% Alt-A	$48,417,528	5.98%	1.25%
15yr Geography Specific (NY, FL, VT, TX)	$543,248	0.07%	0.01%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$34,483,405	4.26%	0.89%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$1,353,904	0.17%	0.03%
20yr 100% Alt-A	$1,514,870	0.19%	0.04%
30year $85,000 Maximum Loan Size	$175,251,292	21.64%	4.52%
30year $110,000 Maximum Loan Size	$48,642,747	6.01%	1.25%
30yr 100% Investor Property	$8,983,544	1.11%	0.23%
30yr 100% FNMA Expanded Approval Level 3	$81,187,150	10.03%	2.09%
30yr 100% Alt-A	$64,157,836	7.92%	1.66%
30yr Geography Specific (NY, FL, VT, TX)	$6,020,951	0.74%	0.16%
30yr 100% GNMA Builder Buydown Program	$10,584,526	1.31%	0.27%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$134,857,727	16.65%	3.48%
Total Fixed Rate Collateral	$809,788,242	100.00%	20.89%

Total (All Mortgage Assets)	$3,876,205,996		100.00%
Cash or Cash Receivables	$173,274,650
Total Assets and Cash	$4,049,480,646
Total Forward Settling Purchases	$7,362,723		0.19%

Unaudited Funding Information as of 6/30/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Deutsche Bank (1)	$884,437,906	203	28-Apr-06
Nomura	$783,805,000	132	1-May-06
UBS Securities	$387,688,120	15	1-Sep-05
Goldman Sachs	$367,903,631	43	15-Sep-05
Cantor Fitzgerald	$330,471,932	126	21-Feb-06
Bear Stearns	$299,073,000	37	3-Oct-05
Bank of America	$159,813,000	46	23-Sep-05
REFCO	$116,602,000	24	25-Jul-05
WAMU	$114,211,000	28	26-Aug-05
Merrill Lynch	$69,778,000	22	22-Jul-05
Countrywide Securities	$68,898,000	25	29-Jul-05
Lehman Brothers	$57,982,000	113	21-Oct-05
Daiwa Securities	$56,350,000	26	17-Jan-06
JP Morgan Securities	$20,819,000	60	29-Aug-05

Total	$3,717,832,589	103	1-May-06

Total Forward Settling Purchases	7,362,723

Estimated Haircut (at 3%)	220,882
Estimated Forward Borrowings	7,141,841
Est Total Borrowing	$3,724,974,430

Asset Class	Weighted Average Maturity in Days	Longest Maturity

Fixed Rate MBS	79	28-Apr-06
Fixed Rate CMO	85	27-Feb-06
Fixed Rate Agency Debt	78	16-Sep-05
CMO Floaters (Monthly Resetting)	20	25-Jul-05
Adjustable Rate MBS	105	1-May-06
Hybrid Adjustable Rate MBS	129	28-Apr-06
Balloon Maturity MBS	150	27-Apr-06
	103	1-May-06

(1) Includes $507 Million floating rate repo obligations